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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 17, 2004
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                                microHelix, Inc.
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             (Exact name of registrant as specified in its charter)

            OREGON                      001-16781                91-1758621
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(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

16125 SW 72nd Avenue, Portland, Oregon                              97224
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code 503-968-1600
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          (Former name or former address if changed since last report)

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                               TABLE OF CONTENTS

Item 5. OTHER EVENTS

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT 99.1


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Item 5. OTHER EVENTS

On February 17, 2004, microHelix, Inc. (the "Company") issued a press release announcing that the Company's securities will be quoted on the Nasdaq OTC Bulletin Board under the trading symbol MHLX for the common stock and MHLXZ for the Class B warrants.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      99.1 Press Release issued by microHelix, Inc. on February 17, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         (Registrant)
                                              microHelix, Inc.

                Date: February 19, 2004   By: /s/ Terrence A. Rixford
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                                              Senior Vice President Finance, and
                                              Chief Financial Officer


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